UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2026

Permex Petroleum Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41558	98-1384682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 North Loop West, Suite 500 Houston Texas	77092
(Address of principal executive offices)	(Zip Code)

(713) 730-7797-8981

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On April 13, 2026, counsel to the Debenture Holders (defined below) sent a notice of acceleration and demand (the “Notice of Acceleration”) to Permex Petroleum Corporation (the “Company”) accelerating all sums due and owing under the secured convertible debentures issued on November 1, 2024 (the “Debentures”) and other loan documents and demanding immediate payment of all outstanding principal, accrued interest, fees, and expenses.

On June 15, 2026, the Company received a notice of foreclosure sale (“Notice of Foreclosure Sale”) from the Debenture Holders pertaining to the Company’s rights, title and interest in certain oil and gas leases and related property located in Martin Country, Texas. Pursuant to the Notice of Foreclosure Sale, the foreclosure sale will be held at 10:00 a.m. on July 7, 2026 at the Martin County Courthouse in Stanton, Martin County, Texas.

As previously disclosed, on January 28, 2026, the Company received notice from Jeffrey E. Eberwein, on behalf of himself and as collateral agent for all holders of the Debentures (the “Debenture Holders”) that the Company was in default of its obligations under the terms of the Debentures by failing to make payments on or before November 2, 2025, and that the Debenture Holders would seek to enforce their rights and remedies under the Debentures. The Debentures had an aggregate principal of $4,276,389 with interest accruing thereon at 10% per annum, and are secured by the Company’s assets.

Copies of the Notice of Acceleration and the Notice of Foreclosure Sale are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On June 24, 2026, the Company issued a press release announcing its receipt of the Notice of Acceleration and the Notice of Foreclosure Sale. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Notice of Acceleration and Demand, dated April 13, 2026
99.2	Notice of Foreclosure Sale, dated June 15, 2026
99.3	Press Release dated June 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permex Petroleum Corporation

June 24, 2026	By:	/s/ Richard Little
Richard Little
Interim Chief Executive Officer